EXHIBIT 10o

                               AMENDMENT TO LEASE


     This Amendment to Lease is entered into as of this 15 day of May, 1992 by and between Wallace I. Stimpson and John W. Stimpson, trustees of the 99 Erie Street Realty Trust u/d/t dated as of August 27, 1987 and recorded with the Middlesex South District Registry of Deeds in Book 18515, Page 427 and Nicholas
U. Sommerfeld, Edward S. Stimpson, III, Harry F. Stimpson, Jr. and Margaret W. Stimpson, Trustees of the Edward S. Stimpson Trust u/d/t dated January 24, 1985 and recorded with the Middlesex South District Registry of Deeds in Book 13515, Page 407 (collectively, the "Landlord") and DynaGen, Inc., a Massachusetts corporation (the "Tenant").

                                    RECITALS

     A. Reference is made to that certain lease (the "Lease") by and between Landlord and Tenant dated as of September 26, 1991 in which Tenant has rented the Premises located at 99 Erie Street, Cambridge, Massachusetts from the Landlord;

     B. Landlord and Tenant wish to amend the Lease on the terms and conditions herein contained; and

     C. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Landlord and Tenant each acknowledge that Tenant has exercised its option to extend the term of the Lease pursuant to Paragraph 2.5 of the Lease so that the Termination Date is now September 30, 1993.

     2. Section 4.1 of the Lease is hereby deleted in its entirety and the following replaced therefor:

         4.1 Consent Required for Tenant's Alterations. The Tenant shall not make alterations or additions to the Premises except in accordance with the building standards from time to time in effect, with construction rules and regulations from time to time promulgated by Landlord and applicable to tenants in the Building, with plans and specifications therefore first approved by Landlord which approval shall not be unreasonably withheld or delayed.











     3. Landlord agrees to assist Tenant with planned capital leasehold improvements to the Premises in an amount not to exceed Ten Thousand Dollars ($10,000.00) (the "Landlord's Capital Payment"). The Landlords Capital Payment will be made (i) to a third party vendor upon presentment of an invoice or invoices and satisfactory evidence that the underlying capital item has been properly installed or work completed in a good and workmanlike manner, as the case may be, to Landlord's reasonable satisfaction or (ii) to Tenant as a reimbursement for payment of any such invoice(s) upon presentment of evidence that said invoice(s) has (have) been fully paid together with evidence that the capital item(s) has been properly installed or completed in a good and workmanlike manner, as the case may be, to Landlord's reasonable satisfaction. The leasehold improvements for which Landlord pays shall be owned by Landlord in accordance with Section 4.2 of the Lease and are hereby specifically excluded from Exhibit D to the Lease.

     4. Except as otherwise expressly modified herein, the Lease is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF this Amendment is executed under seal as of the date first above written.

                                                Landlord:

                                                99 Erie Street Realty Trust


                                                By:/s/John W. Stimpson
                                                   -----------------------------
                                                   Name: John W. Simpson
                                                   Title: Trustee and not
                                                          individually

                                                Edward S. Stimpson Trust

                                                By:/s/Edward S. Stimpson III
                                                   -----------------------------
                                                   Name: Edward S. Stimpson III
                                                   Title: Trustee and not
                                                          individually

                                                Tenant: DynaGen, Inc.

                                                By:/s/Indu A. Muni
                                                   -----------------------------
                                                   Name:  Indu A. Muni
                                                   Title: President




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